UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013 (December 17, 2013)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400

Minnetonka, MN 55305

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director.

At a meeting held on December 17, 2013, the Board of Directors (the “Board”) of Two Harbors Investment Corp. (the “Company”) appointed Jacques R. Rolfo to fill a vacancy on the Board. The appointment of Mr. Rolfo as director was effective immediately following the Board’s meeting, and he will stand for re-election at the Company’s 2014 annual meeting. Mr. Rolfo was appointed to serve on the Risk Oversight Committee and Nominating and Corporate Governance Committee (the “NCG Committee”).  Additionally, Mr. Rolfo will replace W. Reid Sanders on the NCG Committee.

Mr. Rolfo brings over 30 years of experience in the financial industry to the Board.  Mr. Rolfo has been a Clinical Professor of Finance at the Fordham Graduate School of Business since 2010.  He has also served as an Adjunct Professor of Finance at Columbia Business School since 2009 and the New York University Stern School of Business since 2013. In 2009, Mr. Rolfo provided consulting services for Fusion/Fund Advisory Partners, a financial advisory firm for troubled collateralized loan obligation asset managers. From 2008 to 2009, Mr. Rolfo also provided consulting services for Structured Portfolio Management, LLC, a mortgage backed securities hedge fund.  From 1999 to 2007, Mr. Rolfo served as the Chief Executive Officer of CIFG, a de novo bond insurer in the United States and Europe of which he was also the founding member.  Prior to 1999, Mr. Rolfo was an Executive Vice President and a founding member of the asset management and structured-product groups of the CDC Group in the United States, including CIMCO, CDC Servicing and CDC Structured Programs, with a focus on mortgage-backed and global fixed-income securities, and derivative and guaranteed products.  Prior to joining the CDC Group, Mr. Rolfo was Senior Vice President, founder, and head of Lehman Brothers’ derivative product research group (fixed income) between 1987 and 1990, and as an official of the World Bank between 1977 and 1987 with a focus on the management of the Bank bond portfolios.  Mr. Rolfo received a Diploma of Engineer from the L’ Ecole Nationale Supérieure des Mines de Paris in 1972, an M.Sc. degree in Mathematics from L’ Université de Paris in 1972, an M.B.A. (major in Finance) from the University of Pennsylvania Wharton School of Business in 1974, and a Ph.D. (Finance) from Stanford University in 1978. Mr. Rolfo served as a Second Lieutenant in the French Ministry of Defense from mid-1972 to mid-1973, and holds dual U.S. and French citizenships.

There are no arrangements or understandings between Mr. Rolfo and any other person pursuant to which Mr. Rolfo was selected as a director and there are no transactions in which Mr. Rolfo has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Rolfo will be compensated in accordance with the Company’s publicly disclosed director compensation policies and accordingly was granted 3,697 shares of the Company’s common stock as part of his director compensation.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2013, the Board adopted and approved the Amended and Restated Bylaws of the Company (the “Bylaws”).  The amendment was effective immediately.  The principal amendment to the Bylaws was to change the Company’s director vote requirement from a “plurality” vote standard to a “majority” vote standard in uncontested elections.  The Company previously utilized a plurality standard in all director elections, which standard will continue to apply in any contested election. The Board also amended the Bylaws to provide that any director nominee who is an incumbent director but who is not elected by the vote required in the Bylaws, and with respect to whom no successor has been elected, shall promptly tender his or her offer to resign to the Board for its consideration following certification of the stockholder vote.  Within 90 days following certification of the stockholder vote, the Company’s NCG Committee shall consider the tendered resignation offer and make a recommendation to the Board whether or not to accept such offer, and the Board shall act on the NCG Committee’s recommendation.  In determining whether to accept the resignation, the NCG Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation, including, among other things, whether accepting the resignation of such director would cause the Company to fail to meet any applicable stock exchange or U.S. Securities and Exchange Commission (“SEC”) rules or requirements.  Thereafter, the Board shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, on a Form 8-K furnished to the SEC. Any director who tenders his or her resignation will not participate in the NCG Committee’s recommendation or the Board’s action regarding whether to accept the resignation offer.  If the Board does not accept the director’s resignation, the director will continue to serve until the next annual meeting of stockholders and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

The above description of the amendments to the Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On December 17, 2013, the Company issued a press release announcing Mr. Rolfo’s appointment to the Board.  A copy of the press release announcing Mr. Rolfo’s appointment to the Board is being furnished, not filed, with this Current Report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 8.01                                           Other Events.

On December 18, 2013, the Company issued a press release announcing that its wholly owned subsidiary, Matrix Financial Services Corporation, entered into an agreement to acquire a bulk pool of mortgage servicing rights (“MSRs”) from Flagstar Bank, FSB (“Flagstar”), a subsidiary of Flagstar Bancorp, Inc.  The parties also entered into a subservicing agreement pursuant to which Flagstar will act as the subservicer of the mortgage loans underlying the MSRs.  A copy of the press release announcing the transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Two Harbors Investment Corp. Amended and Restated Bylaws, as amended on December 17, 2013.

99.1	Press Release of Two Harbors Investment Corp., dated December 17, 2013.

99.2	Press Release of Two Harbors Investment Corp., dated December 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel

Date: December 19, 2013

EXHIBIT INDEX

Exhibit No.	Description	Filing Method

3.1	Two Harbors Investment Corp. Amended and Restated Bylaws, as amended on December 17, 2013.	Electronically

99.1	Press Release of Two Harbors Investment Corp., dated December 17, 2013.	Electronically

99.2	Press Release of Two Harbors Investment Corp., dated December 18, 2013.	Electronically